UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 1, 2021
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CDK GLOBAL, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-36486			46-5743146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

1950 Hassell Road
	Hoffman Estates,	IL	60169
(Address of Principal Executive Offices) (Zip Code)
	(847)	397-1700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	CDK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
On March 1, 2021, CDK Global, Inc. (the “Company”), completed the previously announced sale of the CDK International business (the “International Business”) to Concorde Bidco Limited, an affiliate of private equity firm Francisco Partners. The transaction was completed pursuant to the Share Sale and Purchase Agreement (the "SPA") dated November 27, 2020 for $1.45 billion in cash, after meeting customary closing conditions and regulatory approvals. The entry into the SPA was previously disclosed on the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on November 30, 2020. The SPA was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2020 filed with the U.S. Securities and Exchange Commission on February 9, 2021, and is incorporated herein by reference.
The Company’s unaudited pro forma consolidated financial information giving effect to the International Business sale are filed as Exhibit 99.2 hereto.
Item 7.01 Regulation FD Disclosure.
On March 1, 2021, the Company issued a press release announcing the completion of the sale of the International Business. A copy of the press release is furnished as Exhibit 99.1 hereto.
The information contained in this Item 7.01 of this Current Report on Form 8-K, as well as Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise be subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if it is expressly incorporated by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(b) Pro Forma Financial Information
The unaudited pro forma consolidated financial information of the Company giving effect to the transaction described in Item 2.01 above is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Exhibit
Number	Description of Exhibit
99.1	Press Release issued by CDK Global, Inc. on March 1, 2021
99.2	Unaudited Pro Forma Consolidated Financial Statements of CDK Global, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDK GLOBAL, INC.

Date:	March 1, 2021	/s/ Eric J. Guerin
Eric J. Guerin
Executive Vice President, Chief Financial Officer